Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Schedule of property and equipment, net

	As of December 31,
	2023	2024
	RMB	RMB
Electronic devices	286,369	290,778
Vehicle	6,008	5,613
Furniture and office equipment	202,682	241,117
Leasehold improvement	470,645	517,192
Machinery	122,371	117,136
Buildings	405,520	405,520

Total	1,493,595	1,577,356

Accumulated depreciation and amortization	(642,444)	(755,127)

Property and equipment, net	851,151	822,229